Exhibit 10.1
FOURTH AMENDMENT TO CREDIT AGREEMENT
     THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of the 31st day of July, 2007 by and among the lenders listed on the signature pages hereof (the “Lenders”), PENSON WORLDWIDE, INC., a Delaware corporation (“Borrower”), GUARANTY BANK, as Administrative Agent, Swing Line Lender, Arranger and Letter of Credit Issuer for the Lenders (the “Administrative Agent”), and Wachovia Bank, National Association, as Documentation Agent (the “Documentation Agent”), each to the extent and in the manner provided for in the Credit Agreement (defined below and herein so called).
BACKGROUND
     A. The Lenders, the Borrower, the Documentation Agent and the Administrative Agent are parties to that certain Credit Agreement dated as of May 26, 2006, (as it may have been or may be amended, extended, renewed, or restated from time to time, the “Credit Agreement”). Capitalized terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.
     B. The Borrower has requested an amendment to the certain provisions of the Credit Agreement, and the Administrative Agent and the Lenders have agreed to such amendment, subject to the terms and conditions contained herein.
     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:
     1. AMENDMENTS TO THE CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:
  (a) Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Broker Dealer Subsidiaries” in its entirety and replacing it with the following:
“Broker Dealer Subsidiaries” means Penson Financial Services, Inc., Penson Financial Service Canada, Inc., Penson Financial Services Limited, Penson GHCO, Penson Financial Futures, Inc., SAH, Inc. and each other broker dealer and/or futures commission merchant direct or indirect Subsidiary of the Borrower engaged in activities substantially similar to those of such Persons (including subsets of such activities).
  (b) Section 1.01 of the Credit Agreement is hereby amended by deleting sections (a) and (c) of the definition of “Change of Control” and replacing them with the following:
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“Change of Control” means an event or series of events by which:
(a) other than (i) the Current Management Group and (ii) J. Kelly Gray, his immediate family, and their respective Affiliates, any “person” or “group,” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan), becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of 25% or more of the equity securities of the Borrower entitled to vote for members of the board of directors or equivalent governing body of the Borrower on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right);
(c) other than those Persons excluded under paragraph (a) above, any Person or two or more Persons acting in concert shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation thereof, will result in its or their acquisition of the power to exercise, directly or indirectly, control over the management or policies of the Borrower, or control over the equity securities of the Borrower entitled to vote for members of the board of directors or equivalent governing body of the Borrower on a fully-diluted basis (and taking into account all such securities that such Person or group has the right to acquire pursuant to any option right) representing 25% or more of the combined voting power of such securities.
   (c) Section 1.01 of the Credit Agreement is hereby amended by deleting subsection (b) of the definition of “Permitted Acquisitions” in its entirety and replacing it with the following:
(b) as soon as available, but not less than ten (10) Business Days prior to any such acquisition, the Borrower has provided to the Lenders (i) a copy of the information regarding such acquisition as provided to the Borrower’s board of directors and (ii) a Compliance Certificate (A) setting forth the covenant calculations both prior to and after giving effect to the proposed acquisition, and (B) certifying that no Default shall have occurred and be continuing after giving effect to such acquisition;
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  (d) Section 1.01 of the Credit Agreement is hereby amended by deleting the last paragraph in the definition of “Permitted Acquisitions” (added by the First Amendment) in its entirety and replacing it with the following:
Notwithstanding anything contained herein to the contrary, acquisitions during any fiscal year for which the Cash Purchase Consideration does not exceed an aggregate amount of $10,000,000 shall be considered “Permitted Acquisitions” whether or not the Borrower has provided the notices, certificates and certifications required by subsection (b) of this definition, so long as all such notices, certificates and certifications are provided to the Lenders within 30 days following the effective date of each such acquisition.
  (e) Section 6.06 of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:
6.06 Maintenance of Properties. (a) Maintain, preserve and protect all of its properties and equipment in the operation of its business in good working order and condition, ordinary wear and tear excepted; and (b) make all necessary repairs thereto and renewals and replacements thereof, except in case of clauses (a) and (b) if the failure to do so would not reasonably be expected to have a Material Adverse Effect or would not violate Section 7.05 hereof.
     2. CONSENT TO REPURCHASE OF EQUITY INTERESTS. Notwithstanding anything contained in Section 7.02, 7.03 and 7.06 of the Agreement, on or after August 1, 2007 the Borrower shall be permitted to repurchase its Equity Interests in an amount required to purchase shares of its capital stock valued (at the time of such purchase) of up to an aggregate amount of $25,000,000.
     3. CONDITIONS OF EFFECTIVENESS. This Amendment shall not be effective until each of the following conditions precedent shall have been met to the satisfaction of the Administrative Agent:
     (a) Since the date of the most recent financial statements provided to the Lenders, there shall have been no event or circumstance, either individually or in the aggregate, that has had or would reasonably be expected to have a Material Adverse Effect;
     (b) No Default shall exist after giving effect to this Amendment;
     (c) The Administrative Agent shall have received confirmation that the Borrower has paid all expenses and fees arising in connection with all matters undertaken or performed at the request of the Administrative Agent; and
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     (d) The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent, a duly executed copy of this Amendment and the other applicable Loan Documents, together with such additional documents, instruments and certificates as the Administrative Agent shall require in connection therewith, all in form and substance satisfactory to the Administrative Agent.
     4. REPRESENTATIONS AND WARRANTIES. The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof.
     5. REFERENCE TO CREDIT AGREEMENT. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Amendment.
     6. COUNTERPARTS; EXECUTION VIA FACSIMILE OR ELECTRONIC TRANSMITTAL. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment may be validly executed and delivered by facsimile or other electronic transmission.
     7. GOVERNING LAW: BINDING EFFECT. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrower, the Administrative Agent, the Documentation Agent, each Lender and their respective successors and assigns.
     8. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
     9. LOAN DOCUMENT. This Amendment is a Loan Document and is subject to all provisions of the Credit Agreement applicable to Loan Documents, all of which are incorporated in this Amendment by reference the same as if set forth in this Amendment verbatim.
     10. SEVERABILITY. Any provisions of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provisions so held to be invalid or unenforceable.
     11. RATIFICATIONS. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of, and as if made on, the date hereof. The Credit Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its respective terms.
     12. NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE
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PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
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     IN WITNESS WHEREOF, the Borrower, the Lenders, the Documentation Agent and the Administrative Agent have executed this Amendment as of the date first above written.

BORROWER: PENSON WORLDWIDE, INC.
By:	/s/ Roger J. Engemoen, Jr.
	Name:	Roger J. Engemoen, Jr.
	Title:	Chairman

SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

GUARANTY BANK, as Administrative Agent, a Lender, Letter of Credit Issuer and Swing Line Lender
By:	/s/Amanda Cone
	Name:	Amanda Cone
	Title:	Vice President
SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

WACHOVIA BANK, NATIONAL ASSOCIATION, as Documentation Agent and a Lender
By:	/s/ Eric Habres
	Name:	Eric Habres
	Title:	Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A.
By:	/s/ Garfield Johnson
	Name:	Garfield Johnson
	Title:	Senior Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

REGIONS BANK
By:	/s/ Robin Ingari
	Name:	Robin Ingari
	Title:	Senior Vice President
SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

SOVEREIGN BANK

By:

Name:

Title:

SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT